                                                                    EXHIBIT 10.2

                             MASTER PROMISSORY NOTE

Amount: $9,000,000.00                                        Date: June 15, 2001

         FOR VALUE RECEIVED, the undersigned ("Maker") hereby promises to pay to the order of The Dai-Ichi Kangyo Bank, Ltd. "Bank"; Bank or any other holder of this Master Promissory Note, "Lender") at One World Trade Center, Suite 4911, New York, New York 10048 the principal amount of Nine Million United States Dollars ($9,000,000.00), or, if less, the outstanding principal amount of each loan made by Lender IN ITS SOLE DISCRETION to Maker (each, a "Loan"; collectively, the "Loans") on the maturity date therefor (each, a "Maturity Date"), in each case as set forth on the Schedule attached hereto and made a part hereof (the "Schedule"). Each Loan shall bear interest from (and including) the date such Loan is made to (but excluding) its Maturity Date at the rate of interest noted on the Schedule. Interest on each Loan shall (a) be calculated on the basis of a 360-day year for the actual number of days elapsed and (b) be due and payable on the earliest of (i) its Maturity Date, (ii) any prepayment of such Loan to the extent accrued on the amount so prepaid and (iii) such other date as such Loan shall mature, whether by reason of acceleration or otherwise. It is the express intention of Lender that in no event shall interest on any Loan exceed the maximum rate permitted by applicable law. Lender hereby unconditionally agrees to apply any amount of interest received by it hereunder in excess of the maximum rate of interest permitted by applicable law to reduce the outstanding principal amount of the Loan(s).

         Maker hereby authorizes Lender to endorse on the Schedule appropriate notations with respect to each Loan (the "Notations"), including, without limitation, (a) the principal amount of such Loan, (b) the date such Loan is made, (c) its Maturity Date, (d) the rate of interest applicable to such Loan and (e) any payment or prepayment with respect to the principal amount thereof. Maker further authorizes Lender to append to the Schedule such records with respect to each Loan as Lender customarily maintains with respect to loans made by it (the "Records") in lieu of making such Notations and agrees that the Records will thereupon be deemed an integral part of this Master Promissory Note. Maker agrees that the Notations and the Records shall constitute conclusive evidence of the information set forth thereby absent manifest error. The failure of Lender to make any Notations shall not affect or limit the obligations of Maker hereunder.

         Maker hereby submits to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York in connection with any action or proceeding arising under, or with respect to, this Master Promissory Note. Maker hereby waives (a) any objection it may have to the laying of venue in any such courts or that any such action or proceeding in such courts has been brought in an inconvenient forum, (b) any right to trial by jury in any action or proceeding arising under, or with respect to, this Master Promissory Note and (c) presentment, demand, protest, notice of dishonor or any other notice or action by Lender with respect to Maker's obligations hereunder or the rights of Lender hereunder.

         Maker agrees (a) to pay, indemnify and hold Lender harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, in tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of, or relating to, this Master Promissory Note or any action taken or omitted to be taken by Lender with respect hereto (collectively, the "indemnified liabilities"); provided, however, that Maker shall have no obligation hereunder to Lender with respect to indemnified liabilities arising solely from the gross negligence or willful misconduct of Lender and (b) to pay or reimburse Lender for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Master Promissory Note (including, without limitation, fees and disbursements of counsel to Lender). Lender may, at any time and from time to time, transfer any and all of its rights and obligations hereunder to any of its branches, lending offices or affiliates.

         Maker shall make all payments under this Master Promissory Note in United States dollars and in immediately available funds and without deduction of any kind whatsoever. If Maker shall be required by applicable law to make any deduction from any amount payable hereunder, Maker shall promptly pay an amount equal to the amount so deducted to Lender. If any amount payable hereunder is due on a day which is not a Business Day (as hereinafter defined), such amount shall be due and payable on the following Business Day and interest on such amount, if any, shall continue to accrue during such extension. If Maker prepays any Loan, Maker agrees to indemnify Lender for any loss, cost or expense determined by Lender as resulting from any such prepayment (including, without limitation, any reinvestment or liquidation loss, cost or expense). If Maker shall fail to pay any amount owing by it hereunder when due, Maker shall pay interest on such amount (to the fullest extent permitted by applicable law) at a rate per annum equal to 2% over the Base Rate (as hereinafter defined) from (and including) the date such amount was due to (but excluding) the date Lender shall receive such amount in immediately available funds.

         This Master Promissory Note is subject to the Terms and Conditions attached hereto which include, among other things, provisions for the acceleration of amounts due hereunder. THIS MASTER PROMISSORY NOTE CREATES NO OBLIGATION BINDING UPON LENDER TO MAKE ANY LOAN AT ANY TIME TO MAKER AND MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE EXISTENCE OF ANY SUCH OBLIGATION.

         THIS MASTER PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Legal Form of Maker: Corporation                   SYNETICS SOLUTIONS INC.

Jurisdiction of Maker's Formation: Oregon

Address of Maker: 18870 NE Riverside Parkway       By: KOKI NAKAMURA
                  Portland, Oregon 97230               -------------------------

                                                       Name: Koki Nakamura
                                                       Title: CEO & Chairman

                              TERMS AND CONDITIONS

         As used in this Master Promissory Note, (i) "Business Day" means any day, other than a Saturday or Sunday, on which banks in New York, New York are not required or authorized by law to close, (ii) "Base Rate" means, as determined by Lender, the higher of (a) the rate per annum established by Lender from time to time as the reference rate for short-term commercial loans in United States dollars to United States corporate borrowers (which Maker acknowledges is not necessarily Lender's lowest lending rate of interest) and
(b) the overnight cost of funds of Lender (as determined solely by Lender) plus 1/4 of 1.0%. and (iii) "Permitted Liens" means liens described in the Lien Schedule attached hereto, provided that no such lien is amended after the date hereof to cover any additional property or to secure additional indebtedness.

         Maker hereby represents and warrants on and as of the date hereof and on and as of the date any Loan is advanced hereunder that: (i) it is duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation and duly qualified to conduct business in each jurisdiction where such qualification is required, (ii) it has the requisite power and authority to execute, deliver and perform its obligations under this Master Promissory Note and has taken all necessary action to authorize the same, and such execution, delivery and performance do not violate or contravene its organizational documents or any law, regulation, agreement, writ or order applicable to, or binding upon, it or its property, (iii) this Master Promissory Note has been duly executed and delivered, and constitutes the legal, valid and binding obligation of Maker enforceable against Maker in accordance with its terms, (iv) no consent, approval or authorization of any court, governmental authority or other person or entity is required for the execution or delivery by Maker of this Master Promissory Note or for the performance by Maker of its obligations hereunder, (v) it is in compliance with all laws and regulations applicable to it, (vi) since February 26, 2001 there has been no development or event nor any prospective development or event that has had, or could reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of Maker or Maker's ability to repay the Loans (a "Material Adverse Effect") and (vii) no Event of Default or event (a "Default") which, with the passage of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan requested to be made on such date.

         Maker shall provide Lender (i) as soon as available, but in any event not later than 90 days after the end of each of its fiscal years, its consolidated audited annual financial statements, provided that such financial statements shall be provided by an accounting firm acceptable to Lender, (ii) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each of its fiscal years, its quarterly financial statements and (iii) promptly upon Lender's request therefor, such additional financial and other information as Lender from time to time may reasonably request; all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with generally accepted accounting principles applied consistently throughout the periods reflected therein.

         Upon the occurrence of any of the following events (each, an "Event of Default"): (i) if Maker shall fail to pay (a) the principal amount of any Loan when due or (b) interest on such Loan or any other amount due hereunder for 3 Business Days after such interest or other amount is due; (ii) if any representation or warranty made by Maker herein or with respect to the obligations of Maker evidenced hereby shall be false or misleading in any material respect when made or deemed made; (iii) (a) if Yaskawa Electric Corporation, a Japanese corporation ("Parent") or Maker or any of its subsidiaries shall generally not pay its debts as such debts become due or shall make a general assignment for the benefit of creditors, (b) if any proceeding shall be instituted by or, unless dismissed within 60 days, against, Parent or Maker or any of its subsidiaries seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or relief of debtors generally, or seeking the entry of an order for relief or for the appointment of a receiver, trustee, custodian or other similar officer for it or for any part of its assets or (c) if Parent or Maker or any of its subsidiaries shall take any action to authorize any of the actions set forth in preceding clauses (iii) (a) or (iii) (b); (iv) if Maker shall fail to perform or observe any term, covenant or agreement on its part to be performed or observed pursuant to this Promissory Note; (v) if Maker or any of its subsidiaries shall merge or consolidate with or into any other person or entity; (vi) if Maker or any of its subsidiaries shall convey, sell, lease, transfer or otherwise dispose of, or create, assume or suffer to exist any lien on, all or any material portion of its assets (in each case, whether in one transaction or in a series of transactions) other than Permitted Liens; (vii) if there shall occur any change in ownership or control of Maker; (viii) if Parent or Maker or any of its subsidiaries shall (a) fail to pay any indebtedness in an amount, individually or in the aggregate for Parent and Maker and its subsidiaries, equal to, or in excess of, $1,000.00 (or its equivalent in other currency) when due, whether by reason of acceleration or otherwise or (b) default under any agreement or instrument relating to such indebtedness or any other event shall occur and continue after any grace period applicable thereto if the effect of such default or event is to accelerate, or permit the acceleration of, the maturity of such indebtedness; (ix) if the Loans shall at any time fail to rank at least pari passu with all other unsecured indebtedness of Maker; (x) if any event of default shall have occurred and be continuing under any security agreement or reimbursement agreement made by Maker in favor of Lender; (xi) if one or more judgments or decrees shall be entered against Parent or Maker or any of its subsidiaries involving in the aggregate for Parent and Maker and its subsidiaries a liability (not paid or fully covered by insurance) of $1,000.00 or more and all such judgments and decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof or (xii) if an event shall occur with respect to Parent or Maker or any of its subsidiaries which, in the sole judgment of Lender, could reasonably be expected to have a Material Adverse Effect, then Lender (a) may declare the outstanding principal amount of the Loans, together with all accrued and unpaid interest thereon and all other amounts due hereunder (collectively, the "Indebtedness"), to be, whereupon the Indebtedness shall become, immediately due and payable and (b) shall have the right, without prior notice to Maker, any such notice being expressly waived by Maker to the extent permitted by applicable law, to set-off and appropriate and apply against the Indebtedness any and all deposits (general or specific, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender at any branch or agency thereof to, or for the credit or the account of, Maker; provided, however, that upon the occurrence of any Event of Default specified in preceding clause (iii) in respect of Parent or Maker, the Indebtedness shall automatically become due and payable. Maker hereby agrees to provide Lender with prompt written notice of any Default or Event of Default.

                                    SCHEDULE

THIS SCHEDULE FORMS A PART OF THE MASTER PROMISSORY NOTE, DATED JUNE 15, 2001, MADE BY SYNETICS SOLUTIONS INC. TO THE ORDER OF THE DAI-ICHI KANGYO BANK, LTD.

  Date      Principal Amount                                                               Interest      Notation Made
Of Loan         of Loan         Maturity Date   Interest Rate   Principal Amount Paid     Amount Paid         By
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
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